UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  June 22, 2004
         (Date of Earliest Event Reported:  June 18, 2004)




                        EL PASO CGP COMPANY
      (Exact name of Registrant as specified in its charter)


     Delaware                 1-7176                74-1734212
  (State or other        (Commission File        (I.R.S. Employer
  jurisdiction of             Number)           Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On June 18, 2004, our parent company, El Paso Corporation, announced that it had closed the sale of its interests in Utility
Contract  Funding   (UCF)  to  a   subsidiary  of   The  Bear  Stearns
Companies Inc., for approximately $21 million. We owned approximately 84% of UCF and it is included in our consolidated financial statements.
The  transaction   will  eliminate   approximately   $815  million  of
consolidated, non-recourse debt. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number       Description
              -------      -----------
               99.A        Press Release dated June 18, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CGP COMPANY



                              By:      /s/ David L. Siddall
                                 --------------------------------
                                         David L. Siddall
                                 Vice President, Chief Governance
                                 Officer and Corporate Secretary



Dated:  June 22, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated June 18, 2004.